(10)(a)

                               Consent of Counsel

[Letterhead of Sutherland, Asbill & Brennan]





June 27, 1997





The Life Insurance Company of Virginia
6610 West Broad Street
Richmond, VA  23230


       RE:  Life of Virginia Separate Account 4

Gentlemen:

       We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed by Life of Virginia Separate Account 4 for certain immediate annuity contracts (Form No. 333-21031). In giving this consent, we do not admit that we are in the category of persons whose consent is required under
Section 7 of the Securities Act of 1933.


                                                 Very truly yours,

                                                 SUTHERLAND, ASBILL & BRENNAN


                                                 By: /s/KIMBERLY J. SMITH
                                                    Kimberly J. Smith

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